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                                                            Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1996 included in the Annual Report on Form 10-K/A-1 of Zonagen, Inc. and Subsidiary for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



     ARTHUR ANDERSEN LLP

     December 5, 1996
     Houston, Texas